UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                December 15, 2004

                         BARRETT BUSINESS SERVICES, INC.
               (Exact name of registrant as specified in charter)

                                    Maryland
                 (State or other jurisdiction of incorporation)

                                     0-21886
                                (SEC File Number)

                                   52-0812977
                        (IRS Employer Identification No.)

         4724 S.W. Macadam Avenue
         Portland, Oregon                                    97239
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 220-0988

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

            Effective December 15, 2004, the Board of Directors of Barrett Business Services, Inc. (the "Company"), elected Jon L. Justesen, co-owner of Justesen Ranches in eastern Oregon, as a director of the Company. There is no arrangement or understanding between Mr. Justesen and any other person relating to his election as a director. At the time of this report, there are no plans to appoint Mr. Justesen to any committee of the Board of Directors.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BARRETT BUSINESS SERVICES, INC.


Dated:  December 17, 2004           By: /s/ Michael D. Mulholland
                                        --------------------------------------
                                        Michael D. Mulholland
                                        Vice President - Finance